United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(b) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 26, 2000




                           LOGANSPORT FINANCIAL CORP.
               (Exact name of registrant specified in its charter)


                                     INDIANA
                 (State of other jurisdiction of incorporation)


          0-25910                                         35-1945736
 (Commission File Number)                             (I.R.S. Employer
                                                    Identification Number)


                                723 East Broadway
                                  P.O. Box 569
                            Logansport, Indiana 46947
                     (Address of principal executive offices
                               including Zip Code)

                                 (219) 722-3855
               (Registrant's telephone number, including area code

Item 5.             Other Events

                    Pursuant to General Instruction F to Form 8-K, the press release issued January 26, 2000, concerning the retirement of the Corporation's President and the appointment of successor is attached hereto as Exhibit 99 and incorporated by reference herein.

Item 7.             Financial Statements and Exhibits

                    (C)Exhibits

                    Exhibit 99-Press release dated January 26, 2000


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            /s/ Thomas G. Williams
                                            ------------------------------------
                                            Thomas G. Williams, President
                                            and Chief Executive Officer


Dated: January 26, 2000